Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report for the quarter ended June 30, 2008 of Sound Worldwide Holdings, Inc. (the “Registrant”) on Form 10-Q for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Roger Kwok Wing Fan, the President and Chief Executive Officer and Chairman of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: August 14, 2008	/s/ ROGER KWOK WING FAN
Roger Kwok Wing Fan
President and Chief Executive Officer and Chairman (Principal Executive Officer) of Sound Worldwide Holdings, Inc.